Exhibit 10.2

Supplement to the Equity Transfer Agreement

This agreement was signed in Hong Kong by the following parties on the day of 2021:

Party A: Daxing Huashang (Hong Kong) Investment Co., Ltd.

Authorized Director: Lin Yumin

Party B: ANGEL INTERNATIONAL INVESTMENT HOLDINGS LIMITED

Authorized Director: Kin Lam

Party C: Valley Holdings Limited (referred to as the “target company”)

Authorized Director: Kin Lam

Party D: FORTUNE VALLEY TREASURES, INC.

Authorized Director: Lin Yumin

Given:

1. Party A is a company registered and validly existing in Hong Kong and a wholly-owned subsidiary company of Party D.

2. The target company is a commercial company incorporated in Hong Kong. As of the signing date of this agreement, the registered capital of the target company is HK$1,000,000. Valley Foods Holdings (Guangzhou) Co. Ltd. is a joint stock limited company incorporated in China, mainly engaged in food wholesale, additives and other businesses. The target company holds 88.4367% of its shares. Valley Foods Holdings (Guangzhou) Co. Ltd. and its subsidiaries Guangzhou Asia-Pacific Food Technology Co., Ltd., Guangzhou Tianhui Trading Co., Ltd., and Guangzhou Zhongshitian Internet of Things Service Co., Ltd. are collectively referred to as the “subsidiaries” of the target company.( The companies names refer to Chinese version)

3. As of the signing date of this agreement, Party B is the original shareholder holding 70% of the target company; the shareholder holding the remaining 30% of the target company is Xinyi Holdings Global Limited.

4. Parties A, B, C, and D signed the “Equity Transfer Agreement” on January 6, 2020, and Party B agrees to transfer 70% of the equity of the target company it holds to Party A in accordance with the terms of this agreement. Party A agrees to acquire such equity in accordance with the provisions of this agreement, including the delivery of Party C’s shares to Party B as consideration for the transfer of the equity of the target company.

In accordance with relevant laws and regulations, parties A, B, C, and D have reached the following supplementary agreement on the transfer of 70% of the equity of the target company held by Party B to Party A through friendly negotiation and the principle of equality and mutual benefit:

1. The target company and Party B promise that the net profit of the target company and its subsidiaries in the 2020 annual audited consolidated statement shall not be less than HK$3 million.

On the basis of the above-mentioned commitment to the net profit of the consolidated statement, the parties agreed to calculate the valuation of the target company’s 70% equity at 12 million U.S. dollars. If the target company and its subsidiaries’ audited consolidated statement net profit for 2020 is more than HK$5 million, the parties agree to calculate the valuation of the target company’s 70% equity at US$14 million. If it is less than HK$3 million, the parties will sign a supplementary agreement on the transaction consideration.

2. From the perspective of operations as of December 31, 2020, Valley Holdings’ net profit in the consolidated statement for the year 2020 will show a loss, and the parties will sign a supplementary agreement on the transaction consideration.

3. In view of the above situation, after friendly negotiation and discussion of all parties, it was agreed that Valley Holdings total valuation was set at 15 million U.S. dollars, that is, the parties agreed to calculate the valuation of the target company’s 70% equity at 10.5 million U.S. dollars.

4. Other. Matters not mention in this agreement shall be implemented in accordance with the “Equity Transfer Agreement” signed by A, B, C, and D; if this agreement is inconsistent with the “Equity Transfer Agreement”, it shall be implemented in accordance with the provisions of this agreement; this agreement and the “Equity Transfer Agreement” Matters not agreed upon shall be negotiated and determined by the parties to the agreement in accordance with the principle of friendly negotiation.

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(This page has no text, it is the signing page of “Supplementary Agreement to Equity Transfer Agreement”)

Party A: Daxing Huashang (Hong Kong) Investment Co., Ltd.

Signature of authorized director:

Party B: ANGEL INTERNATIONAL INVESTMENT HOLDINGS LIMITED

Signature of authorized director:

Party C: Benefit Group Co., Ltd.

Signature of authorized director:

Party D: FORTUNE VALLEY TREASURES, INC.

Signature of authorized director: